                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) February 20, 2003
                                                        -----------------


                            The Lamson & Sessions Co.
                            -------------------------
             (Exact Name of Registrant as Specified in its Charter)


            Ohio                        1-313                 34-0349210
--------------------------------------------------------------------------------
(State or Other Jurisdiction         (Commission            (IRS Employer
     of Incorporation)               File Number)            Identification No.)


   25701 Science Park Drive, Cleveland, Ohio                  44122-7313
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   (Address of Principal Executive Offices)                   (Zip Code)


        Registrant's telephone number, including area code (216) 464-3400
                                                           --------------


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS.

        On February 18, 2003, The Lamson & Sessions Co. (the "Company") issued a press release announcing its earnings for the fourth quarter of 2002. A copy of such press release is included as Exhibit 99.1 hereto.

ITEM 7. FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)            Exhibits.

               Number        Description
               ------        -----------
               99.1          Press Release, dated February 18, 2003.




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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE LAMSON & SESSIONS CO.

Dated: February 20, 2003

                                       By: /s/ James J. Abel
                                          --------------------------------------
                                           James J. Abel
                                           Executive Vice President, Secretary,
                                           Treasurer and Chief Financial Officer


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                                  EXHIBIT INDEX

               Number        Description
               ------        -----------
                99.1         Press Release, dated February 18, 2003